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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    We hereby consent to the use in this Registration Statement on Form S-1 of our report dated March 29, 2000, relating to the financial statements of Freei Networks, Inc., which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

                                          /s/ PRICEWATERHOUSECOOPERS

Seattle, Washington
March 31, 2000